Exhibit 4.16

[Translation of Chinese Original]

No. 3 Supplemental Agreement to the Equity Transfer Option Agreement

Dated on June 20, 2008

Party A: Beijing Super TV Co., Ltd.

Registered Address: Room 406, Floor, Building B, 5-2, Jing-Meng Hi-Tech Mansion, Shangdi East Road, Haidian District, Beijing

Party B: Beijing Novel-Super Digital TV Technology Co., Ltd.

Registered Address: Room 402, Building B, 5-2, Jing-Meng Hi-Tech Mansion, 5-2 Shangdi East Road, Haidian District, Beijing

Party C: Novel-Tongfang Information Engineering Co., Ltd.

Address: 1st Floor, Building A, Incubation Center, Shishan Software Scientific and Technological Park, Nanhai, Foshan, Guangdong

Party D: Wei Gao

Domicile Address: Room 307, Unit 3, Building A7, No. 11, Fucheng Road, Haidian District, Beijing

Party E: Junming Wu

Domicile Address: 2-8-804, Quarters of Chinese Academy of Social Sciences, Guanghui Nanli, Chaoyang District, Beijing

Whereas,

1.	Party A, Party C, and Li Yang (identification card number: 110105690427082) entered into the Equity Transfer Option Agreement (Attachment 1) on June 7, 2004;

2.
Party A, Party B, Party C, and Li Yang (identification card number: 110105690427082) entered into the Supplemental Agreement to the Equity Transfer Option Agreement (Attachment 2) on September 1, 2005;

3.
Party A, Party B, Party C, Party D, and Li Yang (identification card number: 110105690427082) entered into the No. 2 Supplemental Agreement to the Equity Transfer Option Agreement (Attachment 3) on August 18, 2007;

4.	Party A changed the enterprise name to “Beijing Super TV Co., Ltd.” on April 3, 2007;

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5.	Party B changed the enterprise name to “Beijing Novel-Super Digital TV Technology Co., Ltd.” on November 30, 2007;

6.	Party D intends to transfer Party D’s shares in Party B to Party E under the Equity Transfer Agreement (Attachment 4); and

7.
Party D intends to transfer all rights and obligations under the Equity Transfer Option Agreement (Attachment 1), the Supplemental Agreement to the Equity Transfer Option Agreement (Attachment 2), and the No. 2 Supplemental Agreement to the Equity Transfer Option Agreement (Attachment 3) to Party E;

NOW THEREFORE, the parties through friendly consultation agreed as below:

I.
Party D intends to transfer his rights and obligations under the Equity Transfer Option Agreement, the Supplemental Agreement to the Equity Transfer Option Agreement, and the No. 2 Supplemental Agreement to the Equity Transfer Option Agreement to Party E, and Party E accepts the same.

II.
Party A, Party B, and Party C understand and agree Party D to transfer his rights and obligations under the Equity Transfer Option Agreement, the Supplemental Agreement to the Equity Transfer Option Agreement, and the No. 2 Supplemental Agreement to the Equity Transfer Option Agreement to Party E; Party E will be a party to the said agreements after this Agreement becomes effective; Party A, Party B, and Party C will not require Party D to continue Party D’s rights and obligations under the Equity Transfer Option Agreement, the Supplemental Agreement to the Equity Transfer Option Agreement, and the No. 2 Supplemental Agreement to the Equity Transfer Option Agreement, and Party D shall not claim for the continuation of the same.

III.	This Agreement shall be effective upon the effective date of the Equity Transfer Agreement (Attachment 4).

(Attached is the signature page.)

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(No text in this page. This is the signature page of Beijing Super TV Co., Ltd., Beijing Novel-Super Digital TV Technology Co., Ltd., Novel-Tongfang Information Engineering Co., Ltd. Wei Gao, and Junming Wu for the execution of the No. 3 Supplemental Agreement to the Equity Transfer Option Agreement. )

Beijing Super TV Co., Ltd.
(Seal)
Legal representative (or duly authorized representative): /s/ Jianhua Zhu

Beijing Novel-Super Digital TV Technology Co., Ltd.
(Seal)
Legal representative (or duly authorized representative): /s/ Jianhua Zhu

Novel-Tongfang Information Engineering Co., Ltd.
(Seal)
Legal representative (or duly authorized representative): /s/ Wangzhi Chen

Wei Gao
Signature: /s/ Wei Gao

Junming Wu
Signature: /s/ Junming Wu

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Attachment 1:  Equity Transfer Option Agreement (omitted)

Attachment 2:  Supplemental Agreement to the Equity Transfer Option Agreement (omitted)

Attachment 3:  No.2 Supplemental Agreement to the Equity Transfer Option Agreement (omitted)

Attachment 4:  Equity Transfer Agreement (omitted)

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[Translation of Chinese Original]

No. 4 Supplemental Agreement to the Equity Transfer Option Agreement

Party A: Beijing Super TV Co., Ltd.

Registered Address: Room 406, B-4/f, Jingmeng High-tech Mansion, No. 5-2, Shangdi East Road, Haidian District, Beijing

Party B: Beijing Novel-Super Digital TV Technology Co., Ltd.

Registered Address: Room 402, Tower B, Jingmeng High-tech Mansion, No. 5-2, Shangdi East Road, Haidian District, Beijing

Party C: Novel-Tongfang Information Engineering Co., Ltd.

Address: F1, Seat A, Shishan Software Technology Park, Nanhai District, Foshan, Guangdong

Party D: Junming Wu

Address: Dormitory No. 2-8-804, Chinese Academy of Social Sciences, Guanghui Nanli, Chaoyang District, Beijing

Party E: Lei Zhang

Address: No. 101, Unit 5, Building No. 11, Puhui Beili, Haidian District, Beijing

Party F: Shizhou Shen

Address: No. 1902, Floor 15, Huaqing Jiayuan , Haidian District, Beijing

Whereas:

1.	Party A, Party C and Li Yang (ID card number: 110105690427082) signed the “Equity Transfer Option Agreement” (Attachment 1) on June7, 2004;

2.	Party A, Party B, Party C and Li Yang (ID card number: 110105690427082) signed the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2) on September 1, 2005;

3.
Party A, Party B, Party C, Li Yang (ID card number: 110105690427082) and Gao Wei (ID card number: 110108197910135427) signed the “No. 2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) on August 18, 2007;

4.	Party A changed its name into “Beijing Super TV Co., Ltd.” on April 3, 2007;

5.	Party B changed its name into “Beijing Novel-Super Digital TV Technology Co., Ltd.” on November 30, 2007;

6.	Party A, Party B, Party C, Party D and Gao Wei (ID card number: 110108197910135427) signed the “No. 3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4) on June 20, 2008;

7.	Party C intends to transfer its held equities in Party B to Party E and Party F respectively in accordance with the “Equity Transfer Agreement" (Attachment 5);

8.
Party C intends to transfer all of its rights and obligations under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4) to Party E and Party F;

Now, therefore, the Parties hereby reach the following agreement through amicable negotiations:

I.
Party C agrees to transfer all of its rights and obligations under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4) to Party E and Party F, and Party E and Party F agree to accept all rights and obligations of Party C under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4).

II.
Party A, Party B and Party D acknowledge and agree that Party C may transfer all of its rights and obligations under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4) to Party E and Party F, and that Party E and Party F shall be parties to the  “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4) from the effective date of this Agreement; Party A, Party B and Party D will not require Party C to continue to assume rights and obligations under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4), and Party C shall not claim to continue to enjoy rights or perform obligations under the “Equity Transfer Option Agreement” (Attachment 1), the “Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 2), the “No.2 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 3) and the “No.3 Supplemental Agreement to the Equity Transfer Option Agreement” (Attachment 4).

III.	This Agreement shall take effect on the effective date of the “Equity Transfer Agreement” (Attachment 5).

(The pages for signatures are attached below.)

(This page is intentionally left for signatures of Beijing Super TV Co., Ltd., Beijing Novel-Super Digital TV Technology Co., Ltd., Novel-Tongfang Information Engineering Co., Ltd., Junming Wu, Lei Zhang and Shizhou Shen to execute the “No.4 Supplemental Agreement to the Equity Transfer Option Agreement”.)

Beijing Super TV Co., Ltd.
(Seal)
Legal representative (or authorized representative): /s/ Jianhua Zhu
Date: November 24, 2008

Beijing Novel-Super Digital TV Technology Co., Ltd.
(Seal)
Legal representative (or authorized representative): /s/ Jianhua Zhu
Date: November 24, 2008

Novel-Tongfang Information Engineering Co., Ltd.
(Seal)
Legal representative (or authorized representative): /s/ Wangzhi Chen
Date: November 24, 2008

Junming Wu
Signature: /s/ Junming Wu
Date: November 24, 2008

Lei Zhang
Signature: /s/ Lei Zhang
Date: November 24, 2008

Shizhou Shen
Signature: /s/ Shizhou Shen
Date: November 24, 2008

Attachment 1:  Equity Transfer Option Agreement (omitted)

Attachment 2:  Supplemental Agreement to the Equity Transfer Option Agreement (omitted)

Attachment 3:  No.2 Supplemental Agreement to the Equity Transfer Option Agreement (omitted)

Attachment 4:  No.3 Supplemental Agreement to the Equity Transfer Option Agreement (omitted)

Attachment 5:  Equity Transfer Agreement (omitted)